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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934

                             ---------------------


  Date of Report (Date of earliest event reported): May 15, 1999
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                      GULF STATES STEEL, INC. OF ALABAMA
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            (Exact name of registrant as specified in its charter)

Alabama                    33-92496             63-1141013
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(State or other           (Commission          (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)

  174 South 26th Street, Gadsden, Alabama          35904-1935
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  (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code: (256) 543-6100
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Item 5. Other Events.
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     As previously indicated in its Current Report on Form 8-K, dated April 19,
1999, the Registrant was unable to make the interest payment on its 13 1/2% Series B First Mortgage Notes Due 2003 (the "Notes") on May 15, 1999, which date represented the expiration of the 30-day cure period from the original interest payment date of April 15, 1999.

     The Registrant continues its confidential discussions with a representative committee of Noteholders covering the full range of financial restructuring alternatives and obtaining consent to additional borrowings. The committee has indicated to the Registrant that it has no present intention of accelerating the Notes.

     The default also caused a cross default under the Registrant's working capital line of credit with Fleet Capital Corporation and Congress Financial Corporation which have continued to advance funds under the facility despite the default.



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                                 SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GULF STATES STEEL, INC. OF ALABAMA
                             ----------------------------------
                             (Registrant)



Date:  May 27, 1999          /s/ James Grimm
                             ---------------
                             James Grimm, Senior Vice President and
                                Chief Financial Officer





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